Wegener Investment Trust

Wegener Adaptive Growth Fund

Supplement dated January 8, 2013 to the Prospectus dated November 1, 2012

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This supplement is provided to clarify and expand upon the Prospectus disclosures describing the principal risks of investing in the Fund.  This supplement is not meant to reflect a change in strategy or risks in any way, but rather is merely a clarification of the Fund's risks.

The following language is added after the last bulleted paragraph of the “Principal Risks of Investing in the Fund” portion of the “Fund Summary” section of the Prospectus:

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Sector Risk.  If the Fund’s portfolio is overweighted in a certain industry sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.

The following language is added after the last bulleted paragraph of the “Principal Risks of Investing in the Fund” portion of the “Additional Information about the Fund’s Principal Investment Strategies and Related Risks” section of the Prospectus:

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Sector Risk.  Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may perform differently than other sectors or as the market as a whole.  The Fund may, from time to time, emphasize investments in one or more sectors, such as, for example, the financial or healthcare sectors.  Market conditions, interest rates and economic, regulatory or financial developments could significantly affect all the securities in a single sector.  If the Fund’s portfolio is overweighted in a certain industry sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.

This Supplement and the existing Prospectus and Statement of Additional Information dated November 1, 2012, provide relevant information for all shareholders and should be retained for future reference.  Both the Prospectus and the Statement of Additional Information dated November 1, 2012 have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-800-595-4077.

Wegener Investment Trust

3350 Monarch Lane

Annandale, VA 22003

1-800-595-4077

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.